Exhibit 99.2

THIRD QUARTER 2026 November 5, 2026

2 FORWARD-LOOKING STATEMENTS Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. 2

3 TODAY’S PRESENTERS WARREN KANDERS CEO and Chairman of the Board BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer

4 AGENDA 01 Who We Are 02 Q3 Highlights and Market Trends 03 Financial Summary 04 Increased Full-Year Outlook 05 Conclusion and Q&A

5 WHO WE ARE 01

6 GLOBAL LEADER IN HIGHLY-ENGINEERED SAFETY EQUIPMENT Public safety + defense • Body armor • Duty gear • Explosive Ordnance Disposal (EOD) Customers: law enforcement, military, bomb technicians Nuclear safety • Containment and handling • Transport packaging • Instrumentation and services Customers: environmental cleanup, defense, nuclear energy 2,600+ people | 210+engineers and technicians | 21 facilities | 104+countries served Cadre operating model drives value creation across verticals

7 INVESTMENT HIGHLIGHTS Mission-critical, recurring demand Over 80% of public safety product lines tied to customer refresh cycles, with industry tailwinds behind them. Leading brands in large markets Leading positions in a $2B core public safety and defense SAM1 , plus a $3– 6B nuclear safety TAM1 .. Active acquisition pipeline 8 acquisitions for $475M+ since 2022 add products, geographies and new verticals. Cadre operating model Teams apply lean and continuous improvement tools across all businesses Strong free cash flow Visible revenue, attractive margins and an asset-light model with minimal capex. Shareholder value track record Experienced team delivers strategic M&A, consistent dividends, and growing profitability. 1SAM and TAM figures are company estimates.

CONSISTENT GROWTH IN PUBLIC SAFETY & DEFENSE

Steady structural demand in core markets with mid-single-digit growth; European + other targeted international opportunities provide platform for higher growth

MACRO DRIVER	CADRE EXPOSURE	EST. GROWTH IN CORE MARKET SERVED	EST. GROWTH OPP. IN INTERNATIONAL CORE
Body Armor and Duty Gear Global unrest and officer protection needs; updated ballistic standards and service-life replacement cycles drive steady refresh	Body armor for U.S. law enforcement, federal, military and international customers Holsters, duty belts, accessories and supporting product ecosystem	**~3-5%**	**~6–7%** TARGETED INTERNATIONAL MARKET GROWTH
EOD Global readiness and modernization Modernization and refresh cycles drive the captive EOD technician ensembles	EOD suits and accessories	**~2-4%**	**Approximately 10 year replacement-driven, funded demand**

Estimated growth figures are company estimates.

CADRE HOLDINGS

8

DURABLE DEMAND DRIVERS IN NUCLEAR SAFETY MARKET

Established funding and objectives across the full nuclear lifecycle, where Cadre's specialist capabilities meet broad market opportunity

DEMAND AREAS	CADRE EXPOSURE	FUNDING SOURCES
ENVIRONMENTAL MANAGEMENT Mandated, multi-decade legacy cleanup at DOE sites, UK NDA estate, Fukushima and international locations	Highly engineered containers, robotics, measurement tools and containment systems	**Mandated, multi-decade government programs**
NATIONAL SECURITY Warhead modernization and pit production at NNSA sites, national labs and UK AWE	Nuclear containers, criticality alarms, safety systems, remote handling and bespoke engineered solutions	**Sustained funding base in defense applications**
NUCLEAR ENERGY Life extension, uprates, advanced fuels and new reactors as power demand rises	Packaging, ventilation, monitoring, outage tooling and solutions to support existing and enabling new deployment	**Policy-backed fleet extension; SMRs and new fuels add upside**

~4-6%

CADRE ESTIMATES OVER A 5 YEAR PERIOD

CADRE HOLDINGS

9

10 INDUSTRIAL COMPOUNDER How Cadre turns operating progress into lasting value for shareholders. 01 02 03 Reinvestment • Fund organic opportunities • Acquire selectively • Pay a steadily increasing dividend • Repurchase shares Operating Model • Strategic vision • Continuous improvement • Leadership centric Growth • Capture replacement demand • Invest in innovation • Extend from core

11 Q3 HIGHLIGHTS AND MARKET TRENDS 02

12 Q3 2026 KEY TAKEAWAYS FINANCIAL RESULTS AHEAD OF EXPECTATIONS $202.9M Q3 net sales vs. guidance of ~$190M $41.1M Q3 adj. EBITDA vs. guidance of ~$34M +46% y/y Q3 net income of $16.0M DOUBLE-DIGIT ORGANIC GROWTH 10% Organic topline growth in Q3 (excluding Distribution), driven by strong EOD demand MOMENTUM ACROSS CORE MARKETS • Safariland selected as FBI armor kit ballistic panel provider; program ramping • Obtained third PO for BEMO (sensors) program of $3.6M • Royal Canadian Mounted Police ballistic shield award: est. $24M over 5 years ACQUISITIONS PERFORMING WELL $31.2M TYR Tactical revenue in Q3; TYR and Alien Gear meeting expectations RAISING FULL-YEAR 2026 OUTLOOK AGAIN

13 LATEST MARKET TRENDS: CORE L.E. AND DEFENSE Demand drivers broadening across law enforcement and global defense Rising Safety Threats Increasingly complex threats facing law enforcement and military personnel, driving increased need for mission-critical solutions. Resilient and growing spend worldwide to address. Brand strength and customer connectivity leading to wins European Rearmament €454B Est. 2026 EU defense spend, up 75% vs. 2021. NATO allies committed to 5% of GDP by 2035. Global Conflicts War in Middle East and Ukraine ongoing with opportunities expected for Cadre once conflicts de-escalate. Unexploded ordnance (UXO) cleanup still ahead. U.S. Law Enforcement Admin has demonstrated commitment to prioritizing public safety but growing focus on balancing state and local budgets. Sources: NPR (May 2026); Council of the EU; NATO Hague Summit; NSSF (Oct. 2026); CRS

LATEST MARKET TRENDS: NUCLEAR

Cadre Nuclear Group: cleaning up the past, securing the present, enabling the future

Environmental Management

Multi-decade

Contracted cleanup program demand along with potentially used fuel recycling from the 2025 executive order

DOE is advancing used-fuel recycling, including R&D awards and solicitation for privately funded recycling, reprocessing and fuel-fabrication facilities

National Defense

+7%

House FY27 NNSA mark of $27.1B vs. FY26; Administration request seeks $32.8B (+29%)

Warhead and production modernization driving demand

Commercial Nuclear

400 GW

U.S. target by 2050, ~4x today; $80B Westinghouse framework and up to $17.5B in DOE AP1000 loan commitments

"Follow the fuel" strategy continues to generate opportunities

Nuclear tailwinds strengthening with multi-directional support across all three market segments

CADRE HOLDINGS

Sources: CRS (R48944, R48946); DOE FY27 Budget in Brief; World Nuclear Association (Oct. 2026)

14

15 M&A MOMENTUM AND DISCIPLINED CAPITAL ALLOCATION 8 acquisitions $72.8M dividends paid • Including latest EOD bolt-on completed in November, eight acquisitions in line with disciplined and patient approach • Highly selective key criteria consistently met, focused on strong margins, leading and defensible market positions, recurring revenues and cash flows • Actively evaluating robust funnel of opportunities in both nuclear and public safety markets $50M $120M $100M $200M+ 2022 2024 2025 2026 Cash generation supports both: $475M+ in acquisitions and $72.8M in dividends

16 HIGHLY SELECTIVE APPRROACH TO M&A STRATEGIC GOALS Enter new markets and geographies Strengthen category leadership Deepen existing customer relationships WHAT WE LOOK FOR Business ✓ Leading market position ✓ Defensible technology ✓ Mission-critical to customers ✓ Strong brand, high switching costs Financial ✓ Recurring revenue ✓ Asset-light model ✓ Attractive ROIC Market ✓ Niche market ✓ No large-cap competition ✓ Resilient through cycles

17 Q3 FINANCIAL RESULTS 03

18 Q3 2026 FINANCIAL SUMMARY NET SALES $155.9M $202.9M Q3 2025 Q3 2026 GROSS PROFIT NET INCOME $66.6M $88.1M Q3 2025 Q3 2026 $10.9M $16.0M Q3 2025 Q3 2026 $29.8M $41.1M Q3 2025 Q3 2026 + 30% YoY + 32% YoY + 46% YoY + 38% YoY ADJ. EBITDA1 42.7% 43.4% 19.1% 20.2% • Reflects current year acquisitions and increased demand for EOD products, partially offset by lower Distribution revenue • Gross margin improved 70 bps y/y driven by price and mix • Positive gross margin flow through, partially offset by acquisition operating expenses • Adj. EBITDA margin improved 110 bps y/y 1A non-GAAP financial measure. See slides 28-29 for definitions and reconciliations to the nearest GAAP measures.

19 STRONG RECORD OF SALES AND ADJ. EBITDA GROWTH NET SALES ($MM) ADJ. EBITDA1 ($MM) % CAGR 16.5% % Y/Y GROWTH 24.9% at guidance midpoint % CAGR 18.3% % Y/Y GROWTH 27.1% at guidance midpoint $565.4M 3Q26 2023 2024 2025 2026 FY 2024 FY 2023 $567.6M $482.5M $443.1M 3Q25 FY 2025 $610.3M FY 2026 Guidance Range $756M to $769M $104.2M 3Q26 2023 2024 2025 2026 FY 2024 $104.8M FY 2023 $85.8M FY 2025 $111.7M $77.3M 3Q25 FY 2026 Guidance Range $140M to $144M 1A non-GAAP financial measure. See slides 28-29 for definitions and reconciliations to the nearest GAAP measures.

20 Q3 2026 CAPITAL STRUCTURE AND ALLOCATION September 30, 2026 (in thousands) Cash and cash equivalents $ 63,916 Debt: Current portion of long-term debt 20,011 Long-term debt 350,975 Capitalized discount/issuance costs (1,508) Total debt, net $ 369,478 Net debt (Total debt net of cash) $ 305,562 Total debt / Adj. EBITDA(1) 2.7x Net debt / Adj. EBITDA(1) 2.2x LTM Adj. EBITDA(1) $ 138,572 Net leverage of 2.2x leaves room to keep acquiring while paying the dividend. 2.2x Net debt / adj. EBITDA1 , September 30, 2026 $475M+ Deployed on acquisitions since 2022; $200M+ in 2026 $11–14M 2026 capex outlook, funding organic growth 21 Consecutive quarterly dividends2; $72.8M paid since IPO Announced $100 Million Inaugural Stock Repurchase Program in Nov. 2026 1A non-GAAP financial measure. See slides 28-29 for definitions and reconciliations to the nearest GAAP measures. 2 Includes the dividend to be paid in Q4 2026.

21 INCREASED 2026 OUTLOOK Attractive end markets and consistent execution driving growth NET SALES $756M to $769M Previous: $749M to $769M ADJ. EBITDA1 $140M to $144M Previous: $139M to $144M CAPITAL EXPENDITURES $11M to $14M 1A non-GAAP financial measure. See slides 28-29 for definitions and reconciliations to the nearest GAAP measures.

22 CONCLUDING HIGHLIGHTS Mission-critical demand 10% organic growth in Q3, excluding Distribution Leading brands in large markets Safariland selected as FBI armor kit panel provider Active acquisition pipeline EOD bolt-on closed in November, 8th transaction since 2022 Cadre operating model Adj. EBITDA margin +110 bps, gross margin +70 bps y/y Strong free cash flow 2.2x net leverage leaves room for M&A and dividends Shareholder value track record Announced $100M inaugural stock repurchase program Cadre continues to deliver on strategic objectives and remains well positioned to deliver shareholder value in 2026 and beyond 1 Includes the dividend to be paid in Q4 2026.

23 APPENDIX

24 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) September 30, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 63,916 $ 122,898 Restricted cash 3,796 2,429 Accounts receivable, net of allowance for doubtful accounts of $383 and $273, respectively 127,082 110,607 Inventories 126,668 100,263 Prepaid expenses 14,700 14,574 Other current assets 19,938 15,095 Total current assets 356,100 365,866 Property and equipment, net of accumulated depreciation and amortization of $76,989 and $63,125, respectively 125,000 78,822 Operating lease assets 24,517 19,778 Deferred tax assets, net 4,875 4,816 Intangible assets, net 170,899 114,984 Goodwill 233,728 181,406 Other assets 7,575 4,359 Total assets $ 922,694 $ 770,031 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 35,365 $ 22,325 Accrued liabilities 89,832 61,066 Income tax payable 6,239 4,838 Current portion of long-term debt 20,011 16,266 Total current liabilities 151,447 104,495 Long-term debt 349,467 290,987 Long-term operating lease liabilities 18,109 15,039 Deferred tax liabilities 29,432 30,058 Other liabilities 7,457 11,648 Total liabilities 555,912 452,227 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of September 30, 2026 and December 31, 2025) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 42,919,029 and 42,160,656 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively) 4 4 Additional paid-in capital 316,619 282,570 Accumulated other comprehensive (loss) income (1,134) 460 Accumulated earnings 51,293 34,770 Total shareholders’ equity 366,782 317,804 Total liabilities, mezzanine equity and shareholders' equity $ 922,694 $ 770,031

25 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) STATEMENT OF OPERATIONS Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Net sales $ 202,876 $ 155,869 $ 565,431 $ 443,084 Cost of goods sold 114,785 89,244 330,039 256,079 Gross profit 88,091 66,625 235,392 187,005 Operating expenses Selling, general and administrative 58,877 45,627 170,930 132,509 Restructuring and transaction costs 863 2,216 4,158 6,240 Related party expense — 108 2,000 1,345 Total operating expenses 59,740 47,951 177,088 140,094 Operating income 28,351 18,674 58,304 46,911 Other expense Interest expense, net (5,405) (3,028) (14,695) (8,849) Other income (expense), net 984 (802) 66 6,599 Total other expense, net (4,421) (3,830) (14,629) (2,250) Income before provision for income taxes 23,930 14,844 43,675 44,661 Provision for income taxes (7,945) (3,903) (14,308) (12,261) Net income $ 15,985 $ 10,941 $ 29,367 $ 32,400 Net income per share: Basic $ 0.37 $ 0.27 $ 0.69 $ 0.80 Diluted $ 0.37 $ 0.27 $ 0.68 $ 0.79 Weighted average shares outstanding: Basic 42,867,048 40,666,861 42,746,081 40,649,339 Diluted 43,468,634 40,977,677 43,410,498 40,964,737

26 UNAUDITED (IN THOUSANDS) Nine Months Ended September 30, 2026 2025 Cash Flows From Operating Activities: Net income $ 29,367 $ 32,400 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 18,335 13,908 Amortization of original issue discount and debt issue costs 664 1,075 Amortization of inventory step-up 5,076 826 Deferred income taxes (1,312) (4,163) Stock-based compensation 9,952 6,840 Remeasurement of contingent consideration 6,051 1,489 Recoveries from accounts receivable (171) (190) Unrealized foreign exchange transaction loss (gain) 273 (2,275) Other loss 971 268 Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable (6,235) 19,360 Inventories (6,322) (14,748) Prepaid expenses and other assets (3,847) 4,607 Accounts payable and other liabilities 14,783 (16,942) Net cash provided by operating activities 67,585 42,455 Cash Flows From Investing Activities: Purchase of property and equipment (9,204) (3,582) Proceeds from disposition of property and equipment — 6 Business acquisitions, net of cash acquired (164,769) (89,590) Other (650) — Net cash used in investing activities (174,623) (93,166) STATEMENT OF CASH FLOWS

27 UNAUDITED (IN THOUSANDS) Nine Months Ended September 30 2026 2025 Cash Flows From Financing Activities: Proceeds from revolving credit facilities 82,500 — Payments on revolving credit facilities (82,500) — Proceeds from term loans 75,000 97,500 Principal payments on term loans (13,101) (9,723) Taxes paid in connection with employee stock transactions (1,262) (1,185) Proceeds from exercise of stock options 2,157 — Dividends distributed (12,844) (11,584) Other 176 344 Net cash provided by financing activities 50,126 75,352 Effect of foreign exchange rates on cash, cash equivalents and restricted cash (703) 1,301 Change in cash, cash equivalents and restricted cash (57,615) 25,942 Cash, cash equivalents and restricted cash, beginning of period 125,327 124,933 Cash, cash equivalents and restricted cash, end of period $ 67,712 $ 150,875 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 12,441 $ 22,545 Cash paid for interest $ 15,876 $ 13,075 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 131 $ 16 Non-cash consideration $ 31,647 $ — STATEMENT OF CASH FLOWS – CONTINUED

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2025	Three Months Ended June 30, 2026	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Last Twelve Months September 30, 2026
Net income	$ 44,139	$ 11,407	$ 15,985	$ 10,941	$ 29,367	$ 32,400	$ 41,106
Add back:							
Depreciation and amortization	18,633	6,171	6,436	5,376	18,335	13,908	23,060
Interest expense, net	12,480	5,019	5,405	3,028	14,695	8,849	18,326
Provision for income taxes	18,187	5,507	7,945	3,903	14,308	12,261	20,234
EBITDA	**$ 93,439**	**$ 28,104**	**$ 35,771**	**$ 23,248**	**$ 76,705**	**$ 67,418**	**$ 102,726**
Add back:							
Restructuring and transaction costs[1]	8,696	1,453	863	2,216	6,158	7,240	7,614
Other expense (income), net[2]	(7,455)	529	(984)	802	(66)	(6,599)	(922)
Stock-based compensation expense[3]	12,239	2,960	5,066	2,447	9,952	6,840	15,351
Stock-based compensation payroll tax expense[4]	1,566	1	16	—	146	92	1,620
Amortization of inventory step-up[5]	1,296	2,362	155	470	5,076	826	5,546
Contingent consideration expense[6]	1,927	6,430	185	632	6,051	1,489	6,489
Impairment expense[7]		148	—	—	148	—	148
Adjusted EBITDA	**$ 111,708**	**$ 41,987**	**$ 41,072**	**$ 29,815**	**$ 104,170**	**$ 77,306**	**$ 138,572**
Adjusted EBITDA margin[8]	**18.5 %**	**20.3 %**	**20.2 %**	**19.1 %**	**18.4 %**	**17.4 %**	

1. Reflects the "Restructuring and transaction costs" line item on our condensed consolidated statements of operations, which primarily includes transaction costs composed of legal and consulting fees. In addition, this line item reflects a $1.0 million fee paid to Kanders & Company, Inc. for services related to the acquisition of Zircaloy for the nine months ended September 30, 2025 and the year ended December 31, 2025 and a $2.0 million fee paid to Kanders & Company, Inc. for services related to the acquisition of TYR for the nine months ended September 30, 2026, which are included in related party expense in the Company's condensed consolidated statements of operations.
2. Reflects the "Other income (expense), net" line item on our condensed consolidated statements of operations and primarily includes transaction gains and losses due to fluctuations in foreign currency exchange rates.
3. Reflects compensation expense related to equity classified stock-based compensation plans.
4. Reflects payroll taxes associated with vested stock-based compensation awards.
5. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of acquisitions.
6. Reflects contingent consideration expense related to the acquisition of ICOR for all periods presented and TYR for the 2026 periods presented.
7. Reflects non-cash write-down of individual fixed assets.
8. Reflects adjusted EBITDA divided by net sales for the relevant periods.

CADRE HOLDINGS

28

29 USE OF NON-GAAP MEASURES The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The press release contains the non-GAAP measures: (i) earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), (ii) adjusted EBITDA, (iii) adjusted EBITDA margin, (iv) last twelve months adjusted EBITDA, and (v) net debt. The Company believes the presentation of these non-GAAP measures provides useful information for the understanding of its ongoing operations and enables investors to focus on period- over-period operating performance, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this press release. We do not provide a reconciliation of the non-GAAP guidance measure adjusted EBITDA for the fiscal year 2026 to net income for the fiscal year 2026, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not adjusted EBITDA. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies.